FIFTH AMENDMENT TO CREDIT AGREEMENT
This Fifth Amendment to Credit Agreement (“Agreement”), dated as of July [__], 2025, but effective as of July 7, 2025 (the “Effective Date”), is entered into by and among Direct Digital Holdings, Inc., a Delaware corporation (“DDH Holdings”), Direct Digital Holdings, LLC, a Texas limited liability company (“Direct Digital”), Colossus Media, LLC, a Delaware limited liability company (“Colossus”), Huddled Masses LLC, a Delaware limited liability company (“HM”), Orange142, LLC, a Delaware limited liability company (“Orange” and together with DDH Holdings, Direct Digital, Colossus and HM, “Borrowers” and each individually a “Borrower”), and East West Bank, a California state bank (“Lender”).
RECITALS:
WHEREAS, Borrowers and Lender entered into that certain Credit Agreement dated as of July 7, 2023, as amended by that certain First Amendment to Credit Agreement dated as of August 17, 2023, as further amended by that certain Second Amendment to Credit Agreement dated as of November 27, 2023, as further amended by that certain Third Amendment to Credit Agreement dated as of October 15, 2024, and as further amended by that certain Waiver and Fourth Amendment to Credit Agreement dated as of December 27, 2024 (the “Existing Credit Agreement”; the Existing Credit Agreement as may be further amended, supplemented or otherwise modified from time to time, including by this Agreement, the “Credit Agreement”);
WHEREAS, Borrowers have requested an extension of the Maturity Date and the repayment of any Advances, including any principal, interest or fees otherwise due and payable on the “Maturity Date” under the Existing Credit Agreement, to July 31, 2025;
WHEREAS, Lender is willing to extend the Maturity Date as more fully described herein, subject to the terms and conditions set forth below;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:
1.Same Terms. The terms used in this Agreement shall have the same meanings as provided therefor in the Credit Agreement, unless the context hereof otherwise requires or provides.
2.Amendment to Existing Credit Agreement. On and after the Effective Date, the definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:
(a)“Maturity Date” means 3:00 P.M. Dallas, Texas time on July 31, 2025, or such earlier date on which the Commitment terminates as provided in this Agreement.
3.Extension Fee; Default Interest Rate; Advances.
(a)As consideration for the amendment provided herein, Borrowers hereby agree to pay to Lender an extension fee in the amount of $50,000, which fee is fully earned on the Effective Date but payable on the earlier of (a) the Maturity Date and (b) payment in full of the Obligations (other than contingent obligations not yet due and payable that survive repayment of the Obligations).
(b)Lender consents to the extension of the repayment of any Advances, including any principal, interest, fees or other expenses in connection with such Advances that are otherwise due and payable on the “Maturity Date” under the Existing Credit Agreement, to the Maturity Date provided herein. Notwithstanding the extension of the Maturity Date and the timing of such repayment provided herein, Borrowers agree that the all outstanding and unpaid principal amounts of all of the Obligations shall, to the extent permitted by law, bear interest at the Default Interest Rate for the period from and including July 7, 2025 to the earlier of (a) the Maturity Date and (b) payment in full of the Obligations (other than contingent obligations not yet due and payable that survive repayment of the Obligations).
(c)No further Advances will be made under the Credit Agreement.
4.Ratification. Except as expressly provided herein, each Borrower hereby (a) ratifies the Obligations and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Agreement; (b) ratifies and confirms that the security instruments executed by each Borrower, as amended hereby, are not released, diminished, impaired, reduced, or otherwise adversely affected by the Credit Agreement and continue to secure the full payment and performance of the Obligations pursuant to their terms; (c) acknowledges the continuing existence and priority of the Liens granted, conveyed, and assigned to Lender, under the security instruments; and (d) agrees that the Obligations include, without limitation, the Obligations (after giving effect to this Agreement). Except as expressly provided herein, nothing in this Agreement extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of Lender created by or contained in any of such documents nor is any Borrower released from any covenant, warranty or obligation created by or contained therein.
5.Representations and Warranties. Each Borrower hereby represents and warrants to Lender that (a) after giving effect to this Agreement, all representations and warranties in the Loan Documents are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (b) after giving effect to this Agreement, no Event of Default exists.
6.Other Agreements. Each Borrower (a) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional pledges, and other agreements, documents, instruments, and certificates as Lender may reasonably deem necessary or appropriate in order to preserve and protect the Collateral granted by such Borrower pursuant to the security instruments executed by such Borrower; and (b) represents and warrants to Lender that such liability and obligation may reasonably be expected to directly or indirectly benefit each Borrower.
7.Conditions to Effectiveness. The transactions contemplated by this Agreement shall be deemed to be effective as of the Effective Date, when the following have been satisfied in a manner satisfactory to Lender:
(a)all representations and warranties set forth in this Agreement are true and correct in all material respects as set forth in Section 5 above;
(b)Lender receives a fully executed copy of this Agreement;
(c)Lender receives payment of the reasonable and documented out-of-pocket fees and expenses of Lender’s counsel incurred in connection with this Agreement in immediately available funds to the extent invoiced on or prior to the date hereof;
(d)the representations and warranties set forth in the Loan Documents (after giving effect to this Agreement) are true and correct in all material respects (without duplication of any materiality standards set forth therein), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date or the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(e)after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement; and
(f)Lender receives the Term Loan Lender’s written (including pursuant to electronic signature) consent to this Agreement and the modifications contemplated herein, pursuant to the terms of the Intercreditor Agreement.
8.Counterparts. For the convenience of the parties, this Agreement may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Agreement.
9.References to the Credit Agreement. Upon the effectiveness of this Agreement, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Agreement, and (b) each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Agreement.
10.Effect. This Agreement is one of the Loan Documents. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement, or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any of the other documents referred to herein or therein.
11.RELEASE. EACH OBLIGATED PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY OF THE INDEBTEDNESS EVIDENCED BY THE CREDIT AGREEMENT AND ANY OTHER LOAN DOCUMENT OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH OBLIGATED PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY (INCLUDING WITHOUT LIMITATION, CLAIMS OF FRAUD, DURESS, MISTAKE, TORTIOUS INTERFERENCE, USURY, BREACH OF FIDUCIARY DUTY, BREACH OF DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, NEGLIGENCE OR FRAUD IN RATES AND METHODS USED TO COMPUTE INTEREST, DECEPTIVE TRADE PRACTICE OR THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT), ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH EACH OBLIGATED PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY CREDIT ACCOMMODATIONS FROM, OR ANY CREDIT EXTENSION MADE UNDER, THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

12.ENTIRE AGREEMENT; GOVERNING LAW. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.
THIS AGREEMENT AND ANY CONTROVERSY, DISPUTE, CLAIM OR CAUSE OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY BREACH HEREOF, OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS; PROVIDED THAT LENDER SHALL RETAIN ALL RIGHTS UNDER FEDERAL LAW.

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IN WITNESS WHEREOF, this Agreement is deemed executed effective as of the date first above written.
BORROWERS:
DIRECT DIGITAL HOLDINGS, INC.

By:    /s/ Keith W. Smith
Name: Keith W. Smith
Title: President

DIRECT DIGITAL HOLDINGS, LLC

By:    /s/ Keith W. Smith
Name: Keith W. Smith
Title: President

COLOSSUS MEDIA, LLC

By:    /s/ Keith W. Smith
Name: Keith W. Smith
Title: President

HUDDLED MASSES LLC

By:    /s/ Keith W. Smith
Name: Keith W. Smith
Title: President

ORANGE142, LLC

By:    /s/ Keith W. Smith
Name: Keith W. Smith
Title: President

Signature Page to
Fifth Amendment to Credit Agreement

EAST WEST BANK,
a California state bank

By:    /s/ Hamilton LaRoe
Name: Hamilton LaRoe
Title: Senior Vice President

Signature Page to
Fifth Amendment to Credit Agreement